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                       VAN KAMPEN GROWTH AND INCOME FUND
                    SUPPLEMENT DATED OCTOBER 26, 2001 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED MARCH 30, 2001,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

     The Prospectus is hereby supplemented as follows:

     (1) The second paragraph under the heading "PURCHASE OF SHARES -- GENERAL" is hereby deleted in its entirety.

     (2) The last paragraph under the heading "PURCHASE OF SHARES -- GENERAL" is hereby deleted in its entirety and replaced with the following paragraph:

          There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

     (3) Under the heading "PURCHASE OF SHARES -- CLASS B SHARES" the last sentence of the first paragraph after the CLASS B SHARES SALES CHARGE SCHEDULE is hereby deleted in its entirety and replaced with the following:

          The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.

     (4) Under the heading "PURCHASE OF SHARES -- CLASS C SHARES" the last sentence of the second paragraph is hereby deleted in its entirety and replaced with the following:

          The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

     (5) The first sentence of the first paragraph under the heading "PURCHASE OF SHARES -- OTHER PURCHASE PROGRAMS -- UNIT INVESTMENT
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TRUST REINVESTMENT PROGRAM" is hereby deleted in its entirety and replaced with the following:

          The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor.

     (6) The second sentence of the last paragraph under the heading "PURCHASE OF SHARES -- OTHER PURCHASE PROGRAMS -- UNIT INVESTMENT TRUST REINVESTMENT PROGRAM" is hereby deleted in its entirety.

     (7) The following paragraph is added after the first paragraph under the heading "SHAREHOLDER SERVICES -- EXCHANGE PRIVILEGE":

          To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

     (8) The sixth paragraph under the heading "SHAREHOLDER SERVICES -- EXCHANGE PRIVILEGE" is hereby deleted in its entirety and replaced with the following:

          The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The fund may modify, restrict or terminate the exchange privilege at any time.
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     Shareholders will receive 60 days' notice of any termination or material amendment.

     (9) Richard A. Ciccarone is no longer an officer of the Fund. The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS" is hereby amended by deleting the OFFICERS section in its entirety and revising the heading to "BOARD OF TRUSTEES".

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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                                                                    GI SPT 10/01
                                                                      21 121 221
                                                                        65139-01